SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                                FORM 8-K
                             CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) March 27, 1997


                                  TEXTRON INC.
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             (Exact name of registrant as specified in its charter)

       DELAWARE                 1-5480                    05-0315468
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     (State or other          (Commission            (IRS Employer
      jurisdiction of          File Number)           Identification No.)
      incorporation)

     40 WESTMINSTER STREET, PROVIDENCE, RHODE ISLAND             02903
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     (Address of principal executive offices)                  (Zip Code)

                              (401) 421-2800
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     Registrant's telephone number, including area code:

                                   N/A
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     (Former name or former address, if changed since last report)


          ITEM 5.   OTHER EVENTS

                    On March 27, 1997, Textron Inc. ("Textron") announced that the merger (the "Merger") of a wholly owned subsidiary ("Newco") of Provident Companies, Inc. ("Provident") with and into The Paul Revere Corporation ("Paul Revere"), which prior to the Merger described below was an 83%-owned subsidiary of Textron, became effective. The Merger was consummated pursuant to the previously announced Amended and Restated Agreement and Plan of Merger, dated as of April 29, 1996 (the "Merger Agreement"), by and among Provident, Newco and Paul Revere. A copy of the press release issued by Textron is filed as an exhibit hereto.

                    As a result of the Merger, among other things:
          (a) Paul Revere, as the corporation surviving the Merger, became a wholly owned subsidiary of Provident; (b) each share of common stock, $1.00 par value, of Paul Revere (the "Paul Revere Common") that was outstanding immediately prior to the Merger (excluding shares of Paul Revere Common held by Paul Revere, Provident, Textron or any of their respective subsidiaries and excluding shares as to which dissenters' rights were asserted in accordance with Massachusetts law) was converted into the right to receive, at the election of the holder of such share: (i) $26.00 in cash; (ii) $20.00 in cash and 0.177 shares of the common stock, $1.00 par value, of Provident (the "Provident Common") or (iii) 0.767 shares of Provident Common; and (c) each share of Paul Revere Common held by Textron was converted into the right to receive $20.00 in cash (an aggregate of $750 million) and
          0.1578 shares of Provident Common.

                    The equity consideration payable in the Merger to holders of Paul Revere Common who elect to receive such consideration is based in part on an exchange ratio, determined by reference to the Provident Common Stock price during a defined period prior to the Merger, subject to specified minimum share amounts. The equity consideration payable in the Merger to Textron is being similarly determined, except that the exchange ratio applicable to Textron is subject to a lower minimum share amount.


          ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

               (c)  Exhibits

               Exhibit No.    Exhibit

               99.1      Press Release



                                  SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TEXTRON INC.
                                   (Registrant)

                                   By: /s/Stephen L. Key
                                       ------------------------------
                                      Name:  Stephen L. Key
                                      Title: Executive Vice President
                                               and Chief Financial
                                               Officer

          Dated:  March 28, 1997




                                 INDEX TO EXHIBITS

               Exhibit No.    Exhibit

               99.1      Press Release